Acquisition	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
Acquisition
3.	ACQUISITION
On December 1, 2024, the Group acquired a business providing dating and social networking services to users at a cash consideration of RMB204,380, of which RMB138,687 was paid as of December 31, 2024.
The transaction was accounted for as a business combination using the purchase method of accounting. The purchase price allocation of the transaction was determined by the Group with the assistance of an independent valuation firm, and the purchase price allocation to assets acquired and liabilities assumed as of the date of acquisition was as follows:

	As of December 1, 2024
	Amounts	Estimated useful lives
	RMB
Net tangible assets:
Other current assets	2,607
Intangible assets:
Trade name	63,504	10 years
Active user	7,299	3 years
Technology	4,672	5 years
Total assets	78,082
Deferred revenue	(9,952)
Goodwill	136,250

Total consideration	204,380

The goodwill was mainly attributable to intangible assets that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition. The goodwill was assigned to Momo segment. None of the goodwill recognized is expected to be deductible for income tax purposes.
Pro forma financial information is not presented for this business acquisition as it is immaterial to the reported results.
The revenue and net income attributable
to this acquisition included in the Company’s consolidated statements of operations since the acquisition date were RMB7,549 and RMB827, respectively.